SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549




                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported):  May 8, 1997





                          CNL INCOME FUND XVIII, LTD.
              (Exact Name of Registrant as Specified in Charter)



            Florida                    33-90998-01             59-3295394
 (State or other jurisdiction   (Commission File Number)     (IRS Employer
       of incorporation)                                   Identification No.)


             400 East South Street, Suite 500               32801
                     Orlando, Florida                    (Zip Code)
         (Address of principal executive offices)



      Registrant's telephone number, including area code:  (407) 422-1574











ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

              Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         STATUS OF THE OFFERING

         Pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, effective August 11, 1995 (the "Registration Statement"), CNL Income Fund XVII, Ltd. ("CNL XVII") and CNL Income Fund XVIII, Ltd. ("CNL XVIII"), limited partnerships with the same general partners and investment objectives, registered for sale an aggregate of $65,000,000 of units of limited partnership interest (the "Units") (6,500,000 Units at $10 per Unit). The first 3,000,000 Units ($30,000,000)
were for CNL XVII, and the remaining Units are for CNL XVIII. The offering of Units of CNL XVII terminated on September 19, 1996, at which time subscriptions for an aggregate 3,000,000 Units ($30,000,000), including Units sold pursuant to the Reinvestment Plan, had been received and 1,602 subscribers had been admitted as Limited Partners in accordance with the Partnership Agreement of CNL XVII. Pursuant to the registration statement, CNL XVIII's offering of Units could not commence until the offering of Units of CNL XVII was terminated. CNL XVIII's offering commenced on September 20, 1996. As of May 12, 1997, CNL XVIII had received subscription proceeds of $19,205,754 (1,920,575 Units) from 931 Limited Partners.

         As stated in the Registration Statement, including the Prospectus which constitutes a part thereof, as supplemented and amended, the proceeds of the offering of Units are to be used to acquire restaurant properties to be leased primarily to operators of national and regional fast-food, family-style, and casual dining restaurant chains (the "Properties"), to pay expenses in connection with the offering of Units and to pay partnership organizational costs.

         ACQUISITION OF PROPERTIES

         From May 1, 1997 through May 12, 1997, CNL XVIII acquired two Properties. The Properties are a Boston Market Property (in Timonium, Maryland) and a Jack in the Box Property (in Houston, Texas).

         In connection with the purchase of each of these two Properties, CNL XVIII, as lessor, entered into a long-term lease agreement with an unaffiliated lessee. The leases are on a triple-net basis, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. The lessee also is required to pay for special assessments, sales and use taxes, and the cost of any renovations permitted under the lease.
Upon termination of the lease, the lessee will surrender possession of the Property to CNL XVIII, together with any improvements made to the Property during the term of the lease. In addition, in connection with the purchase of these Properties, which are to be constructed, CNL XVIII has entered into development and indemnification and put agreements with the lessee.

         The following table sets forth the location of the two Properties consisting of land and building, acquired by CNL XVIII from May 1, 1997 through May 12, 1997, a description of the competition, and a summary of the principal terms of the acquisition and lease of each Property.


                                      -1-









                                            PROPERTY ACQUISITIONS
                                    From May 1, 1997 through May 12, 1997
                                                          Lease Expira-
Property Location and          Purchase        Date          tion and        Minimum                             Option
Competition                    Price (1)    Acquired    Renewal Options   Annual Rent (2)   Percentage Rent   To Purchase
---------------------        ------------   --------    ---------------   ---------------   ---------------   -----------

BOSTON MARKET                $749,978       05/08/97    05/2012; five     10.38% of CNL     for each lease    at any time
(the "Timonium Property")    (excluding                 five-year         XVIII's total     year after the    after the
Restaurant to be renovated   development                renewal options   cost to           fifth lease       fifth lease
                             costs) (3)                                   purchase the      year, (i) 4% of   year
The Timonium Property is                                                  property;         annual gross
located on the northeast                                                  increases by      sales minus
corner of the intersection                                                10% after the     (ii) the
of York Road and Belfast                                                  fifth lease       minimum annual
Road, in Timonium,                                                        year and after    rent for such
Baltimore County,                                                         every five        lease year
Maryland, in an area of                                                   years
mixed retail, commercial,                                                 thereafter
and residential                                                           during the
development.  Other fast-                                                 lease term
food and family-style
restaurants located in
proximity to the Timonium
Property include a
McDonald's, a Burger King,
a KFC, and several local
restaurants.

JACK IN THE BOX              $1,290,000     05/09/97    05/2015; four     $132,225 (6);     for each lease    at any time
(the "Houston Property")     (3)(6)                     five-year         increases by 8%   year, (i) 5% of   after the
Restaurant to be                                        renewal options   after the fifth   annual gross      seventh
constructed                                                               lease year and    sales minus       lease year
                                                                          after every       (ii) the
The Houston Property is                                                   five years        minimum annual
located on the north side                                                 thereafter        rent for such
of Louetta Road, west of                                                  during the        lease year (5)
State Highway 249, in                                                     lease term
Houston, Harris County,
Texas, in an area of mixed
retail, commercial, and
residential development.
Other fast-food and
family-style restaurants
located in proximity to
the Houston Property
include a McDonald's and a
Subway Sandwich Shop.



                                                     -2-





FOOTNOTES:

(1) The estimated federal income tax basis of the depreciable portion (the building portion) of each of the Properties acquired, and for construction Properties, once the buildings are constructed, is set forth below:

      Property                Federal Tax Basis
      --------                -----------------

      Timonium Property         $454,000
      Houston Property           622,000

(2) Minimum annual rent for each of the Properties became payable on the effective date of the lease, except as indicated below. Minimum annual rent for the Timonium Property will become due and payable on the date the tenant receives from the landlord its final funding of the construction costs. During the period commencing with the effective date of the lease to the date minimum annual rent becomes payable for the Timonium Property, as described above, interim rent equal to 10.38% per annum of the amount funded by CNL XVIII in connection with the purchase and construction of the Property shall accrue and be payable in a single lump sum at the time of final funding of the construction costs.

(3)   The development agreements for the Properties which are to be constructed provide that construction must be completed no later than the dates set forth below.  The maximum cost to CNL XVIII (including the purchase price of the land (if applicable), development costs (if applicable), and closing and acquisition costs) is not expected to, but may, exceed the amounts set forth below:
                                                         Estimated Final
      Property               Estimated Maximum Cost      Completion Date
      --------               ----------------------      ---------------

      Timonium Property           $1,140,100             November 4, 1997
      Houston Property             1,290,000             November 5, 1997

(4) The "Total Cost" is equal to the sum of (i) the purchase price of the Property, (ii) closing costs, and (iii) actual development costs incurred under the development agreement.

(5) Percentage rent shall be calculated on a calendar year basis (January 1 to December 31).

(6)   CNL XVIII paid for all construction costs in advance at closing;
      therefore, minimum annual rent was determined on the date acquired and is not expected to change.


                                      -3-









               STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
                          CNL INCOME FUND XVIII, LTD.
                      PROPERTIES ACQUIRED FROM INCEPTION
                             THROUGH MAY 12, 1997
        FOR THE PERIOD OCTOBER 12, 1996 (THE DATE OPERATIONS COMMENCED)
                     THROUGH DECEMBER 31, 1996 (UNAUDITED)


      The following statement presents unaudited estimated taxable operating results of each Property acquired by CNL XVIII from inception through May 12, 1997. The statement presents estimated taxable operating results for each Property that was operational as if the Property had been acquired and operational on October 12, 1996 (the date CNL XVIII commenced operations) through December 31, 1996. The statement should be read in light of the accompanying footnotes.

      These estimates do not purport to present actual or expected operations of CNL XVIII for any period in the future. These estimates were prepared on the basis described in the accompanying notes which should be read in conjunction herewith. No single lessee or group of affiliated lessees lease
Properties with an aggregate purchase price in excess of 20% of the expected total net offering proceeds of CNL XVIII.



                                    Burger King     Golden Corral       Jack in the Box     Jack in the Box
                                    Kinston, NC   Houston #1, TX (7)   Echo Park, CA (6)   Henderson, NV (6)
                                    -----------   ------------------   -----------------   -----------------

Estimated Taxable Operating
  Results:

Base Rent (1)                         $ 19,862            (5)                 (5)                (5)

Management Fees (2)                       (199)           (5)                 (5)                (5)

General and Administrative
  Expenses (3)                            (993)           (5)                 (5)                (5)
                                      --------

Estimated Cash Available from
  Operations                            18,670            (5)                 (5)                (5)

Depreciation Expense (4)                (3,660)           (5)                 (5)                (5)
                                      --------

Estimated Taxable Operating
  Results                             $ 15,010            (5)                 (5)                (5)
                                      ========


                                                See Footnotes

                                                     -4-











                                    Jack in the Box       Golden Corral     Boston Market   Black-eyed Pea
                                  Centerville, TX (6)   Galveston, TX (7)    Raleigh, NC     Atlanta, GA
                                  -------------------   -----------------   -------------   --------------

Estimated Taxable Operating
  Results:

Base Rent (1)                              (5)                   (5)           $ 27,144         $ 15,358

Management Fees (2)                        (5)                   (5)               (271)            (154)

General and Administrative
  Expenses (3)                             (5)                   (5)             (1,357)            (768)
                                                                               --------         --------

Estimated Cash Available from
  Operations                               (5)                   (5)             25,516           14,436

Depreciation Expense (4)                   (5)                   (5)             (2,672)          (3,596)
                                                                               --------         --------

Estimated Taxable Operating
  Results                                  (5)                   (5)           $ 22,844         $ 10,840
                                                                               ========         ========


                                                See Footnotes

                                                     -5-










                                      Golden Corral    Boston Market     On The Border    Boston Market
                                        Stow, OH      San Antonio, TX   San Antonio, TX   Minnetonka, MN
                                      -------------   ---------------   ---------------   --------------

Estimated Taxable Operating
  Results:

Base Rent (1)                            $42,009              (5)              (5)              (5)

Management Fees (2)                         (420)             (5)              (5)              (5)

General and Administrative
  Expenses (3)                            (2,100)             (5)              (5)              (5)
                                        --------
Estimated Cash Available
  from Operations                         39,489              (5)              (5)              (5)

Depreciation Expense (4)                  (7,047)             (5)              (5)              (5)
                                        --------

Estimated Taxable Operating
  Results                               $ 32,442              (5)              (5)              (5)
                                        ========



                                                See Footnotes

                                                     -6-












                                       Wendy's       Boston Market      Jack in the Box
                                      Sparta, TN     Timonium, MD      Houston #2, TX (6)       Total
                                      ----------     -------------     ------------------     ---------

Estimated Taxable Operating
  Results:

Base Rent (1)                             (5)              (5)                 (5)            $104,373

Management Fees (2)                       (5)              (5)                 (5)              (1,044)

General and Administrative
  Expenses (3)                            (5)              (5)                 (5)              (5,218)
                                                                                              --------

Estimated Cash Available from
  Operations                              (5)              (5)                 (5)              98,111

Depreciation Expense (4)                  (5)              (5)                 (5)             (16,975)
                                                                                              --------

Estimated Taxable Operating
  Results                                 (5)              (5)                 (5)            $ 81,136
                                                                                              ========


FOOTNOTES:

(1) Represents rental income from leases for four of the 15 Properties acquired from inception through May 12, 1997, which were operational at the time acquired by CNL XVIII, for the period commencing October 12, 1996 (the date CNL XVIII commenced operations) through December 31, 1996. The 11 Properties acquired by CNL XVIII that are under construction are not presented due to the fact that they were not operational for the period presented.

(2) The Properties are managed pursuant to a management agreement between CNL XVIII and an Affiliate of the General Partners, pursuant to which the Affiliate receives an annual management fee in an amount equal to one percent of the gross revenues that CNL XVIII earns from its Properties.

(3) Estimated at five percent of gross rental income based on the previous experience of Affiliates of the General Partners with 17 public limited partnerships which own properties similar to that owned by CNL XVIII.

(4) The estimated federal tax basis of the depreciable portion (the building portion) of the Properties has been depreciated on the straight-line method over 40 years.

(5) This Property is under construction and therefore was not operational for the period presented. The development agreements for the Properties which are to be constructed, provide that construction must be completed no later than the dates set forth below:

      Property                   Estimated Final Completion Date
      --------                   -------------------------------

      Houston #1 Property        June 25, 1997
      Echo Park Property         July 6, 1997
      Henderson Property         July 6, 1997
      Centerville Property       July 7, 1997
      Galveston Property         July 21, 1997
      San Antonio #1 Property    October 13, 1997
      San Antonio #2 Property    October 14, 1997
      Minnetonka Property        October 26, 1997
      Sparta Property            August 28, 1997
      Timonium Property          November 4, 1997
      Houston #2 Property        November 5, 1997

(6) The lessee of the Echo Park, Henderson, Centerville and Houston #2 Properties is the same unaffiliated lessee.

(7) The lessee of the Houston #1 and Galveston Properties is the same unaffiliated lessee.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP.

            Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            Not applicable.

ITEM 5.     OTHER EVENTS.

            Not applicable.

ITEM 6.     RESIGNATION OF REGISTRANT'S GENERAL PARTNERS.

            Not applicable.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

                    INDEX TO PRO FORMA FINANCIAL STATEMENTS


                                                                       Page
                          CNL INCOME FUND XVIII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)


Pro Forma Financial Information (unaudited):

   Pro Forma Balance Sheet as of December 31, 1996                     12

   Pro Forma Statement of Income for the year ended
     December 31, 1996                                                 13

   Notes to Pro Forma Financial Statements as of
     December 31, 1996                                                 14

                        PRO FORMA FINANCIAL INFORMATION


      The following Pro Forma Balance Sheet of CNL Income Fund XVIII, Ltd. ("CNL XVIII") gives effect to (i) property acquisition transactions from inception through December 31, 1996, including the receipt of $8,421,815 in gross offering proceeds from the sale of 842,182 units of limited partnership interest (the "Units") pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, effective August 11, 1995, and the application of such funds to acquire two properties, one of which was under construction at December 31, 1996, and to pay organizational and offering expenses, acquisition fees, and miscellaneous acquisition expenses, (ii) the receipt of $10,783,939 in gross offering proceeds from the sale of 1,078,393 additional Units during the period January 1, 1997 through May 12, 1997, and
(iii) the application of such funds and $5,371,325 of cash and cash equivalents at December 31, 1996, to purchase 13 additional properties during the period January 1, 1997 through May 12, 1997, (nine of which are under construction and consist of land and building, one property which is under construction and consists of building only, two properties which consist of land and building and one property which consists of building only), to pay additional construction costs for the property under construction at December 31, 1996, and to pay offering expenses, acquisition fees, and miscellaneous acquisition expenses, all as reflected in the pro forma adjustments described in the related notes. The Pro Forma Balance Sheet as of December 31, 1996, includes the transactions described in (i) above, from its historical balance sheet, adjusted to give effect to the transactions in (ii) and (iii) above, as if they had occurred on December 31, 1996.

      The Pro Forma Statement of Income for the year ended December 31, 1996, includes the historical operating results of the properties described in (i) above from the dates of their acquisitions. No pro forma adjustments have been made to the Pro Forma Statement of Income for the properties owned by CNL XVIII as of May 12, 1997, due to the fact that these properties did not have a previous rental history.

      This pro forma financial information is presented for informational purposes only and does not purport to be indicative of CNL XVIII's financial results or condition if the various events and transactions reflected therein had occurred on the dates, or been in effect during the periods, indicated. This pro forma financial information should not be viewed as predictive of CNL XVIII's financial results or conditions in the future.

                          CNL INCOME FUND XVIII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
                       UNAUDITED PRO FORMA BALANCE SHEET
                               DECEMBER 31, 1996



                                                   Pro Forma
          ASSETS                    Historical    Adjustments      Pro Forma
                                    ----------  ---------------   -----------

Land and building on operating
  leases, less accumulated
  depreciation                      $1,530,768  $11,853,945 (a)   $13,384,713
Net investment in direct
  financing leases (b)                      -     3,795,084 (a)     3,795,084
Cash and cash equivalents            5,371,325   (5,371,325)(a)            -
Receivables                              3,711                          3,711
Organization costs, less
  accumulated amortization               9,589                          9,589
Other assets                           324,931     (319,530)(a)         5,401
                                    ----------  -----------       -----------

                                    $7,240,324  $ 9,958,174       $17,198,498
                                    ==========  ===========       ===========

      LIABILITIES AND
     PARTNERS' CAPITAL

Accounts payable                    $  104,514  $  (104,514)(a)   $        -
Construction costs payable                  -       332,373 (a)       332,373
Distributions payable                   55,708                         55,708
Due to related parties                  83,889      (83,069)(a)           820
                                    ----------  -----------       -----------
    Total liabilities                  244,111     (144,790)          388,901

Partners' capital                    6,996,213    9,813,384 (a)    16,809,597
                                    ----------  -----------       -----------

                                    $7,240,324  $ 9,958,174       $17,198,498
                                    ==========  ===========       ===========


                 See accompanying notes to unaudited pro forma
                             financial statements.

                          CNL INCOME FUND XVIII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
                    UNAUDITED PRO FORMA STATEMENT OF INCOME
                         YEAR ENDED DECEMBER 31, 1996


                                                      Pro Forma
                                        Historical   Adjustments   Pro Forma
                                        ----------   -----------   ---------

Revenues:
  Rental income from operating lease      $ 1,373      $    -       $ 1,373
  Interest income                          30,241           -        30,241
                                          -------      -------      -------
                                           31,614           -        31,614
                                          -------      -------      -------

Expenses:
  General operating and administrative      3,980           -         3,980
  Management fee to related party              12           -            12
  Depreciation and amortization               712           -           712
                                          -------      -------      -------
                                            4,704           -         4,704
                                          -------      -------      -------

Net Income                                $26,910      $    -       $26,910
                                          =======      =======      =======

Net Income Per Limited Partner Unit       $  0.05                   $  0.05
                                          =======                   =======

Weighted Average Number of Units
  Outstanding                             503,436                   503,436
                                          =======                   =======



                 See accompanying notes to unaudited pro forma
                             financial statements.

                          CNL INCOME FUND XVIII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
                               DECEMBER 31, 1996


Pro Forma Balance Sheet:

(a) Represents gross proceeds of $10,783,939 from the sale of 1,078,393 Units during the period January 1, 1997 through May 12, 1997, and $5,371,325 of cash and cash equivalents at December 31, 1996, used
      (i) to acquire 13 properties for $13,858,493 ($332,373 of which was accrued as construction costs payable as of May 12, 1997), (ii) to fund estimated construction costs of $985,729 relating to the property under construction at December 31, 1996, (iii) to pay acquisition fees and other costs of $517,825 ($6,508 of which was accrued as accounts payable at December 31, 1996 and $26,040 of which was accrued as due to related parties at December 31, 1996) and reclassify from other assets $319,530 of acquisition fees and other costs previously incurred relating to the acquired properties, and (iv) to pay selling commissions and offering expenses (syndication costs) of $1,125,590 ($98,006 of which was accrued as accounts payable at December 31, 1996 and $57,029 of which was accrued as due to related parties at December 31, 1996), which have been netted against partners' capital.

      The pro forma adjustments to land and buildings on operating leases as a result of the above transactions were as follows:

                                                Estimated purchase
                                                 price (including
                                                 construction and     Acquisition
                                                closing costs) and        fees
                                                  additional con-      allocated
                                                  struction costs     to property       Total
                                                ------------------    -----------    -----------
      Jack in the Box in Echo Park, CA              $ 1,257,223       $    68,163    $ 1,325,386
      Jack in the Box in Hendersonville, NV           1,066,175            57,805      1,123,980
      Jack in the Box in Centerville, TX                758,658            41,132        799,790
      Golden Corral in Galveston, TX                  1,359,566            73,711      1,433,277
      Boston Market in Raleigh, NC                    1,225,886            66,463      1,292,349
      Black-eyed Pea in Atlanta, GA                     616,110            33,404        649,514
      Golden Corral in Stow, OH                       1,668,863            90,480      1,759,343
      Boston Market in San Antonio, TX                  851,302            46,154        897,456
      On The Border in San Antonio, TX                1,186,744            64,342      1,251,086
      Boston Market in Minnetonka, MN                   815,065            44,190        859,255
      Wendy's in Sparta, TN                             633,967            34,372        668,339
      Boston Market in Timonium, MD                   1,129,934            61,261      1,191,195
      Jack in the Box in Houston, TX                  1,289,000            69,886      1,358,886
      One property under construction at
        December 31, 1996                               985,729            53,444      1,039,173
                                                    -----------       -----------    -----------

                                                    $14,844,222       $   804,807    $15,649,029
                                                    ===========       ===========    ===========

      Adjustment classified as follows:
        Land and buildings on operating leases                                       $11,853,945
        Net investment in direct financing leases                                      3,795,084
                                                                                     -----------

                                                                                     $15,649,029
                                                                                     ===========


(b) In accordance with generally accepted accounting principles, leases in which the present value of future minimum lease payments equals or exceeds 90 percent of the value of the related properties are treated as direct financing leases rather than as land and buildings. The categorization of the leases has no effect on rental revenues received.


                                     -13-











ITEM 8.     CHANGE IN FISCAL YEAR.

            Not applicable.

                                   EXHIBITS

                                     None.


                                     -14-












                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                    CNL INCOME FUND XVIII, LTD.


Dated:  May 26, 1997                By:   /s/ Robert A. Bourne
                                          ---------------------------------
                                          ROBERT A. BOURNE, General Partner